SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8‑K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event reported): July 11, 2018

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-11733

West Virginia	55-0619957
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

25 Gatewater Road, Charleston, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

(304) 769-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01     Entry Into a Material Definitive Agreement.

On July 11, 2018, City Holding Company, a West Virginia corporation (“City”) and Poage Bankshares, Inc., a Maryland corporation (“Poage”) entered into an Agreement and Plan of Merger (the “Poage Merger Agreement”) pursuant to which Poage will merge with and into City (the “Poage Merger”) with City as the surviving entity. Immediately following the Merger, Town Square Bank, a federal savings association and wholly-owned subsidiary of Poage, will merge with and into City National Bank of West Virginia, a national bank and wholly-owned subsidiary of City, with City National Bank of West Virginia as the surviving entity (the “Poage Bank Merger”). The Boards of Directors of City and Poage have approved the Poage Merger, Poage Bank Merger and the Poage Merger Agreement.

Subject to the terms and conditions of the Poage Merger Agreement, at the effective time of the Poage Merger (the “Poage Effective Time”), Poage shareholders will have the right to receive 0.335 City common shares, par value of $2.50 per share (“City Common Shares”), for each Poage common share, par value of $0.01 per share (“Poage Common Shares”). Cash will be paid in lieu of fractional shares and for unexercised Poage options at closing.

The Poage Merger Agreement also provides that, at or promptly after the Poage Effective Time, the City board of directors will appoint Thomas L. Burnette, Chairman of the board of directors of Poage and Town Square Bank, to the boards of City and City National Bank of West Virginia.

The Poage Merger Agreement contains customary representations and warranties from both City and Poage, and each party has agreed to customary covenants, including, among others, covenants relating to: (i) the conduct of City’s and Poage’s respective business during the interim period between the execution of the Poage Merger Agreement and the closing of the Poage Merger, (ii) the obligation of Poage to facilitate its shareholders’ consideration of, and voting upon, the Poage Merger Agreement and the transactions contemplated thereby, (iii) the recommendation by the board of directors of Poage in favor of the approval by its shareholders of the Poage Merger Agreement and the transactions contemplated thereby, and (iv) Poage’s non-solicitation obligations relating to alternative acquisition proposals.

The Poage Merger is expected to close in the fourth quarter of 2018, pending adoption of the Poage Merger Agreement by the shareholders of Poage, the satisfaction of various closing conditions, including the receipt of all necessary bank regulatory approvals, the effectiveness of the registration statement on Form S-4 for the City Common Shares to be issued in the Poage Merger, the accuracy of the representations and warranties of each party (subject to certain exceptions), the performance in all material respects by each party of its obligations under the Poage Merger Agreement, and other conditions customary for transactions of this type. The Poage Merger Agreement contains certain termination rights for both City and Poage, and further provides that, upon termination of the Poage Merger Agreement under specified circumstances, Poage may be required to pay City a termination fee of $4 million.

Additionally, concurrently with entering into the Poage Merger Agreement, City entered into Voting Agreements with all Poage directors pursuant to which such shareholders agreed to vote their Poage shares in favor of the Poage Merger.

The description of the Poage Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Poage Merger Agreement, which is filed with this Current Report on Form 8-K as Exhibit 2.1. The form of voting agreement is included as an exhibit to the Poage Merger Agreement and is incorporated herein by reference.

The Poage Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of City and Poage. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered to each other in connection with the execution of the Poage Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise. The Poage Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding City, Poage, their respective affiliates or their respective businesses, the Poage Merger Agreement and the Poage Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of Poage, as well as in the Forms 10-K, Forms 10-Q, and other filings that City may make with the Securities and Exchange Commission (“SEC”).

City and Poage issued a joint press release on July 11, 2018, announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Important Additional Information About the Merger

This communication is being made in respect of the proposed merger transaction between City and Poage. City intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Poage and a prospectus of City, and City will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Poage are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to City Holding Company, 25 Gatewater Road, Charleston, West Virginia 25313, Attn.: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the proxy statement/prospectus that City will file with the SEC and each party will mail to its shareholders.

Proxy Solicitation

City and Poage and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Poage in connection with the Poage Merger. Shareholders may obtain additional information regarding the interests of such participants and other persons who may be deemed participants by reading the proxy statement/prospectus when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. In addition to those risk factors listed in City’s

Annual Report on Form 10-K, the following factors could cause the actual results of City’s operations to differ materially from City’s expectations: (i) a failure to satisfy the conditions to closing for the Poage Merger in a timely manner or at all; (ii) failure of the Poage shareholders to approve the Poage Merger; (iii) failure to obtain the necessary regulatory approvals for the proposed Poage Merger or adverse regulatory conditions in connection with such approvals; (iv) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; and (v) difficulties related to the integration of the businesses following the Poage Merger. City does not assume any duty to update forward-looking statements.

Item 1.01     Entry Into a Material Definitive Agreement.

On July 11, 2018, City Holding Company, a West Virginia corporation (“City”), Farmers Deposit Bancorp, Inc., a Kentucky corporation (“Farmers”), and Farmers Deposit Bank entered into an Agreement and Plan of Merger (the “Farmers Merger Agreement”) pursuant to which Farmers will merge with and into City (the “Farmers Merger”) with City as the surviving entity. Immediately following the Farmers Merger, Farmers Deposit Bank, a Kentucky state-chartered bank and wholly-owned subsidiary of Farmers, will merge with and into City National Bank of West Virginia, a national bank and wholly-owned subsidiary of City, with City National Bank of West Virginia as the surviving entity (the “Farmers Bank Merger”). The Boards of Directors of City and Farmers have approved the Farmers Merger, Farmers Bank Merger and the Farmers Merger Agreement.

Subject to the terms and conditions of the Farmers Merger Agreement, at the effective time of the Farmers Merger, Farmers shareholders will have the right to receive $1,174.14 in cash for each Farmers common share (“Farmers Common Shares”).

The Farmers Merger Agreement contains customary representations and warranties from both City and Farmers, and each party has agreed to customary covenants, including, among others, covenants relating to: (i) the conduct of City’s and Farmers’ respective business during the interim period between the execution of the Farmers Merger Agreement and the closing of the Farmers Merger, (ii) the obligation of Farmers to facilitate its shareholders’ consideration of, and voting upon, the Farmers Merger Agreement and the transactions contemplated thereby, (iii) the recommendation by the board of directors of Farmers in favor of the approval by its shareholders of the Farmers Merger Agreement and the transactions contemplated thereby, and (iv) Farmers’ non-solicitation obligations relating to alternative acquisition proposals.

The Farmers Merger is expected to close in the fourth quarter of 2018, pending adoption of the Farmers Merger Agreement by the shareholders of Farmers, the satisfaction of various closing conditions, including the receipt of all necessary bank regulatory approvals, the accuracy of the representations and warranties of each party (subject to certain exceptions), the performance in all material respects by each party of its obligations under the Farmers Merger Agreement, and other conditions customary for transactions of this type. The Farmers Merger Agreement contains certain termination rights for both City and Farmers, and further provides that, upon termination of the Farmers Merger Agreement under specified circumstances, Farmers may be required to pay City a termination fee of $1 million.

The description of the Farmers Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Farmers Merger Agreement, which is filed with this Current Report on Form 8-K as Exhibit 2.2.

The Farmers Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of City and Farmers. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered to each other in connection with the execution of the Farmers Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise. The Farmers Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding City, Farmers, their respective affiliates or their respective businesses, the Farmers Merger Agreement and the Farmers Merger that will be contained in, or incorporated by reference into, the proxy statement of Farmers, as well as in the Forms 10-K, Forms 10-Q, and other filings that City may make with the SEC.

City and Farmers issued a joint press release on July 11, 2018, announcing the execution of the Farmers Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Proxy Solicitation

City and Farmers and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Farmers in connection with the Farmers Merger. Shareholders may obtain additional information regarding the interests of such participants and other persons who may be deemed participants by reading the Farmers proxy statement when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. In addition to those risk factors listed in City’s Annual Report on Form 10-K, the following factors could cause the actual results of City’s operations to differ materially from City’s expectations: (i) a failure to satisfy the conditions to closing for the Farmers Merger in a timely manner or at all; (ii) failure of the Farmers shareholders to approve the Farmers Merger; (iii) failure to obtain the necessary regulatory approvals for the proposed Farmers Merger or adverse regulatory conditions in connection with such approvals; (iv) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; and (v) difficulties related to the integration of the businesses following the Farmers Merger. City does not assume any duty to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.        Description
2.1Agreement and Plan of Merger by and between City Holding Company and Poage Bankshares, Inc., dated July 11, 2018.
2.2Agreement and Plan of Merger by and between City Holding Company, Farmers Deposit Bancorp, Inc., and Farmers Deposit Bank, dated July 11, 2018.
99.1Press Release issued by City Holding Company on July 11, 2018.
99.2Additional information regarding the Poage Merger and Farmers Merger dated July 11, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

City Holding Company

Date: July 11, 2018	By: /s/ Charles R. Hageboeck
Charles R. Hageboeck President and Chief Executive Officer